VESSELS UNDER CAPITAL LEASE, NET VESSELS UNDER CAPITAL LEASE, NET (Notes)	12 Months Ended
Dec. 31, 2018
VESSELS UNDER CAPITAL LEASE, NET [Abstract]
Capital Leases in Financial Statements of Lessee Disclosure [Text Block]
VESSELS UNDER CAPITAL LEASE, NET

(in thousands of $)	2018	2017
Cost	754,392	—
Accumulated depreciation	4,503	—
Vessels under capital lease, net	749,889	—

In May 2018, the Company took delivery of four 2014 built container vessels, each with approximately 13,800 TEU carrying capacity. The Company initially recorded additions to cost of vessels and equipment of $445.0 million, which included the issuance of 4,024,984 common shares with a value of $58.0 million as part of the consideration. An additional $18.0 million of the consideration paid was assigned to the long term time charter contracts acquired with the vessels which was recorded separately within long term assets and is being amortized to revenue over the remaining period of each contract.
In September and October 2018, the Company took delivery of three 2015 built container vessels, each with approximately 10,600 TEU carrying capacity. The Company initially recorded additions to cost of vessels and equipment of $315.0 million
In the third and fourth quarter of 2018, the Company refinanced the four 13,800 TEU container vessels and the three 10,600 TEU container vessels with an Asian based financial institution by entering into separate sale and leaseback financing arrangements. The vessels are leased back for an original term ranging from six to 11 years, with options to purchase each vessel after six years. The vessels were derecognized from the Vessels and Equipment category and reclassified to the Vessels under Capital Lease category at a total net carrying value of $748.9 million. The Company recorded additions of $5.5 million. Depreciation charged on vessels under capital lease during the year ended December 31, 2018 was $4.5 million and is included in depreciation in the accompanying consolidated statements of operations.